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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(D) of the Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  May  15, 2002
                                                 ---------------

                             MIKOHN GAMING CORPORATION
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             (Exact name of Registrant as specified in its charter)

          Nevada                       0-22752                  88-0218876
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(State or other jurisdiction of      (Commission              (IRS Employer)
 incorporation or organization)      File Number)         Identification Number)

           920 Pilot Road, P.O. Box 98686, Las Vegas, NV 89193-8686
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             (Address of principal executive office and zip code)

                                 (702) 896-3890
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              (Registrant's telephone number, including area code)


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(Former name,former address and former fiscal year,if changed since last report)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (b) New Independent Accountant

                  On May 15, 2002, the Company engaged BDO Seidman, LLP ("BDO") as the Company's new principal independent accountant to audit the Company's financial statements, to replace Arthur Andersen LLP ("Andersen"). Andersen was terminated on April 29, 2002. The termination of Andersen and the engagement of BDO were both approved by the Board of Directors upon the recommendation of its Audit Committee.

                  During the two most recent fiscal years and through May 15, 2002, the Company has not consulted with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to
         Item 304 of Regulation S-K), or a reportable event (as described in
         Item 304(a)(1)(v) of Regulation S-K).

                  The Company has authorized Andersen to respond fully to any inquiries by BDO relating to its engagement as the Company's independent accountant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.       None

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                                 SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                           MIKOHN GAMING CORPORATION, Registrant


                                               BY:        /s/  Donald W. Stevens
                                               ---------------------------------
                                               Donald W. Stevens, Executive Vice
                                                 President, Treasurer, Principal
                                                               Financial Officer

Dated:  May 15, 2002